                                                                 CGS&H DRAFT
                                                                    11/17/95
                                 U S WEST, INC.

           4,900,000 DECS(SM) (Debt Exchangeable for Common Stock(SM)*
                  % Exchangeable Notes Due _____________, 1998

                (Subject to Exchange into Shares of Common Stock, par value $.10 per share, of Enhance Financial Services Group Inc.)

                             Underwriting Agreement


                                                              New York, New York
                                                          _______________ , 1995

Salomon Brothers Inc
  As Representative of the several Underwriters,
Seven World Trade Center
New York, New York  10048


Ladies and Gentlemen:

          U S WEST, Inc., a Delaware corporation ("U S WEST"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representative") are acting as representative, an aggregate of 4,900,000 DECS (Debt Exchangeable for Common Stock) consisting of its ____% Exchangeable Notes Due ____, 1998 (the "Underwritten DECS"), to be issued under an indenture (the "Indenture") dated as of ________ between U S WEST and The First National Bank of Chicago, as trustee (the "Trustee"), as amended to the date hereof by the First Supplemental Indenture thereto dated as of _______. In addition, the Underwriters will have an option to purchase up to 530,800 DECS (the "Option DECS" and, together with the Underwritten DECS, the "DECS"). At maturity (including as a result of acceleration or otherwise), the DECS will be mandatorily

-----------------------

* Plus an option to purchase from US West, Inc., up to 530,800 additional DECS to cover over-allotments.

exchanged by U S WEST into shares of Common Stock, par value $.10 per share (the "Enhance Common Stock"), of Enhance Financial Services Group Inc., a New York corporation ("Enhance") (or, at U S WEST's option under the circumstances described in the Final USW Prospectus, cash with an equal value) at the rate specified in the USW Prospectus (as defined below).

          In connection with the foregoing and pursuant to the Subscribers' Registration Rights Agreement dated October 31, 1986, as amended, between Enhance and the Subscribers named therein ( the "Registration Rights Agreements"), Enhance has filed with the Commission a registration statement with respect to 4,900,000 shares (the "Underwritten Shares") of Enhance Common Stock, in respect of the Underwritten DECS plus an additional 530,800 shares (the "Option Shares" and, together with the Underwritten Shares, the "Shares") of Enhance Common Stock in respect of the Option DECS, for sale by U S WEST as a selling stockholder (to the extent U S WEST shall so elect to deliver Enhance Common Stock to holders of the DECS at maturity thereof pursuant to the terms of the DECS), which registration statement is referred to in Section 2 of this Agreement.

          Certain terms used in this Agreement are defined in paragraph (a)(vi) of Section 1 and paragraph (c) of Section 2.

          1. REPRESENTATIONS AND WARRANTIES OF U S WEST. (a) U S WEST represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

          (i) U S WEST has filed with the Commission a registration statement (file number 33-62451) on such Form, including a basic prospectus, for the registration under the Securities Act of 1933, as amended (the "Act"), of the offering and sale of the DECS. U S WEST may have filed one or more amendments thereto, and may have used a Preliminary Final USW Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. U S WEST will next file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the DECS and the offering thereof. As filed, such final prospectus supplement, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic USW Prospectus and any Preliminary Final USW Prospectus) as U S WEST has advised you, prior to the Execution Time, will be included or made therein.

          (ii) On the USW Effective Date, the USW Registration Statement did or will, and when the Final USW Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date, the Final USW Prospectus (and any supplement thereto) will, conform in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Trust

     Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the respective rules thereunder; on the USW Effective Date, the USW Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the USW Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and, on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final USW Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that U S WEST makes no representations or warranties as to (A) that part of the USW Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (B) the information contained in or omitted from the USW Registration Statement or the Final USW Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to U S WEST by or on behalf of any Underwriter through the Representative specifically for inclusion in the USW Registration Statement or the Final USW Prospectus (or any supplement thereto) or (C) the information contained in or omitted from the Enhance Prospectus (attached as Appendix A to the Final USW Prospectus), other than information contained in or omitted from the Enhance Prospectus in reliance upon and in conformity with information furnished in writing to Enhance by U S WEST specifically for inclusion in the Enhance Prospectus.

          (iii) Subsequent to the respective dates as of which information is presented in the USW Registration Statement and the Final USW Prospectus, except as otherwise stated therein, there has been no material adverse change or any development involving a prospective material adverse change in the financial condition or results of operations of U S WEST and its subsidiaries taken as a whole.

          (iv) To the knowledge of U S WEST, the representations and warranties of Enhance contained in Section 2 of this Agreement are (i) in cases where such representations and warranties are qualified as to materiality, true and correct and (ii) in all other cases, true and correct in all material respects.

          (v) U S WEST has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of Enhance to facilitate the sale or resale of the DECS or the Shares and has not effected any sales of Enhance Common Stock which, if effected by the issuer, would be required to be disclosed in response to Item 701 of Regulation S-K.
                                        3

          (vi) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Commission" shall mean the Securities and Exchange Commission. "USW Effective Date" shall mean each date that the USW Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic USW Prospectus" shall mean the prospectus referred to in paragraph (a) (i) of this Section 1 contained in the USW Registration Statement at the USW Effective Date. "Preliminary Final USW Prospectus" shall mean any preliminary prospectus supplement to the Basic USW Prospectus which describes the DECS and the offering thereof, is used prior to filing the Final USW Prospectus and is filed, together with the Basic USW Prospectus, pursuant to Rule 424(b). "Final USW Prospectus" shall mean the prospectus supplement relating to the DECS that is first filed pursuant to Rule 424(b) after the Execution Time together with the Basic USW Prospectus. "USW Registration Statement" shall mean the registration statement referred to in paragraph (a) (i) of this Section 1, including incorporated documents, exhibits and financial statements, as amended at the Execution Time and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the USW Effective Date as provided by Rule 430A. "Rule 415," "Rule 424," "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the DECS (or the Shares) and the offering thereof permitted to be omitted from the USW Registration Statement (or the Enhance Registration Statement) when it becomes effective pursuant to Rule 430A. Any reference herein to the USW Registration Statement, the Basic USW Prospectus, any Preliminary Final USW Prospectus or the Final USW Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the USW Effective Date or the issue date of the Basic USW Prospectus, any Preliminary Final USW Prospectus or the Final USW Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the USW Registration Statement, the Basic USW Prospectus, any Preliminary Final USW Prospectus or the Final USW Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the USW Effective Date, or the issue date of any Preliminary Final USW Prospectus or the Final USW Prospectus, as the case may be, deemed to be incorporated therein by reference.

     (b) In respect of any statements in or omissions from the Enhance Registration Statement or the Enhance Prospectus or any supplements thereto made in reliance upon and in conformity with information furnished in writing to Enhance by U S WEST specifically for inclusion therein, U S WEST makes the same representations and warranties to Enhance as U S WEST makes to each Underwriter under paragraph (a)(ii) of this Section 1.

          2. REPRESENTATIONS AND WARRANTIES OF ENHANCE. Enhance represents and warrants to, and agrees with, each Underwriter and U S WEST as set forth below in this Section 2.

          (a) Enhance meets the requirements for use of Form S-3 under the Act and has filed with the Commission a registration statement (file number 33-97824) on such Form, including a related preliminary prospectus, for the registration under the Act of the offering and sale of the Shares. Enhance may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. Enhance will next file with the Commission one of the following: (i) prior to effectiveness of such registration statement, a further amendment to such registration statement, including the form of final prospectus or (ii) a final prospectus in accordance with Rules 430A and 424(b)(1) or (4). In the case of clause (ii), Enhance has included in such registration statement, as amended at the Enhance Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Enhance Prospectus with respect to the Shares and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain al Rule 430A Information, together with all other such required information, with respect to the Shares and the offering thereof and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantative respects in the form furnished to you prior to the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Enhance Prospectus) as Enhance has advised you, prior to the Execution Time, will be included or made therein.

          (b) On the Enhance Effective Date, the Enhance Registration Statement did or will, and when the Enhance Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Enhance Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the respective rules thereunder; on the Enhance Effective Date, the Enhance Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Enhance Effective Date the Enhance Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on date of any filing pursuant to Rule 424(b) and on the Closing Date, the Enhance Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that Enhance makes no representations or warranties as to the information contained in or omitted from the Enhance Registration
     Statement or the Enhance Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to Enhance (i) by or on behalf of any Underwriter through the Representative or (ii) by U S WEST, in either case, specifically for inclusion in the Enhance Registration Statement or the Enhance Prospectus (or any supplement thereto).

          (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Enhance Effective Date" shall mean each date that the Enhance Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Preliminary Enhance Prospectus" shall mean any preliminary prospectus referred to in paragraph (a) of this Section 2 and any preliminary prospectus included in the Enhance Registration Statement at the Enhance Effective Date that omits Rule 430A Information. "Enhance Prospectus" shall mean the prospectus relating to the Shares that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Shares included in the Enhance Registration Statement at the Enhance Effective Date. "Enhance Registration Statement" shall mean the registration statement referred to in paragraph (a) of this Section 2 including incorporated documents, exhibits and financial statements, as amended at the Execution Time and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Enhance Effective Date as provided by Rule 430A. Any reference herein to the Enhance Registration Statement, Preliminary Enhance Prospectus or the Enhance Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Enhance Effective Date or the issue date of Preliminary Enhance Prospectus or the Enhance Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Enhance Registration Statement, any Preliminary Enhance Prospectus or the Enhance Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Enhance Effective Date, or the issue date of any Preliminary Enhance Prospectus or the Enhance Prospectus, as the case may be, deemed to be incorporated therein by reference. The term "Material Adverse Effect" shall mean any material adverse effect on the condition (financial or otherwise), earnings, business, properties, results of operations or business prospects of Enhance and its consolidated subsidiaries, taken as a whole.

          (d) Each of Enhance, Enhance Reinsurance Company, a New York corporation ("ERC"), and Asset Guaranty Insurance Company, a New York corporation ("AGC") (ERC and AGC being hereinafter referred to as the "Subsidiaries") is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized. Each of Enhance and the Subsidiaries has been duly incorporated and has full corporate power and authority to own its properties and conduct its business as described in the Enhance Prospectus. Each of Enhance and the

     Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which the ownership or leasing of its properties or the conduct of its business legally require such qualification, except where the failure so to qualify or be in good standing would not have a Material Adverse Effect.

          (e) To the best knowledge of Enhance, the accountants who certified the financial statements and supporting schedules included in the Enhance Registration Statement and the Enhance Prospectus are independent public accountants as required by the Act and the regulations promulgated under the Act.

          (f) All of the outstanding shares of capital stock of the Subsidiaries have been duly and validly authorized and issued, are fully paid and nonassessable and are owned by Enhance directly or indirectly, in each case, except as described in the Enhance Prospectus (including the footnotes to the consolidated financial statements for Enhance and its subsidiaries included in the Enhance Prospectus), free and clear of any security interests, claims, liens, encumbrances, preemptive rights or other restrictions.

          (g) The historical consolidated financial statements (including the related notes) included in the Enhance Registration Statement and the Enhance Prospectus present fairly the consolidated financial position of Enhance as of the dates indicated and the results of operations of Enhance and its consolidated subsidiaries for the periods specified; except as otherwise stated in the Enhance Registration Statement, such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis; and the selected historical consolidated financial information included in the Enhance Prospectus presents fairly the information shown therein and has been compiled on a basis consistent with that of the related historical consolidated financial statements included in the Enhance Registration Statement.
          The statutory financial statements of Enhance and each of the Subsidiaries have been prepared in accordance with the New York Insurance Law and the rules and regulations of the New York Insurance Department (the "Insurance Law"), and the selected statutory financial data included in the Enhance Prospectus fairly presents the information shown therein.

          (h) Enhance's issued and authorized capitalization as of September 30, 1995 was as set forth in the Enhance Prospectus under "Capitalization" and there has been no material change thereto subsequent to such date.

          (i) There is no pending or, to the knowledge of Enhance, threatened action, suit, proceeding or investigation before any court, governmental agency or body (including, without limitation, any insurance regulatory agency or body) or arbitrator having jurisdiction over Enhance or the Subsidiaries involving Enhance or any of the

     Subsidiaries that (a) would be reasonably likely to affect the execution by Enhance of this Agreement or the performance by Enhance of its obligations hereunder or the consummation by Enhance of any of the transactions contemplated herein or (b) would have, or would be reasonably likely to have, singularly or in the aggregate with all such actions, suits or proceedings, a Material Adverse Effect or (c) is of a character required to be disclosed in the Enhance Registration Statement or the Enhance Prospectus which is not disclosed in the Enhance Registration Statement or the Enhance Prospectus as required; there are no contracts or other documents of a character required to be described in the Enhance Registration Statement or the Enhance Prospectus, or to be filed as an exhibit, which are not described or filed as required, and all such contracts are in full force and effect; and the statements in the Enhance Prospectus under the headings "Certain Relationships and Related Transactions" and "Legal Matters" and in Item 11 of Enhance's Annual Report on Form 10-K for 1994 fairly summarize in all material respects the matters therein described.

          (j) Each of Enhance and the Subsidiaries has good, valid and marketable title to all properties and assets described in the Enhance Prospectus as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except as (A) are described in the Enhance Prospectus or (B) are neither material in amount nor materially significant in relation to the business of Enhance and the Subsidiaries, considered as one enterprise. All of the leases and subleases material to the business of Enhance and the Subsidiaries, considered as one enterprise, and under which Enhance or any Subsidiary holds properties described in the Enhance Prospectus, are in full force and effect, and none of Enhance nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of Enhance or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of such entity to the continued possession of the leased or subleased properties under any such lease or sublease.

          (k) Enhance has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of Enhance to facilitate the sale or resale of the DECS or the Shares.

          (l) No consent, approval, authorization or order of any court, governmental agency or body (including, without limitation, the New York Insurance Department or any other insurance regulatory agency or body) or arbitrator having jurisdiction over Enhance or any of the Subsidiaries is required for the performance by Enhance of its obligations hereunder or the consummation by Enhance of any of the transactions contemplated herein except such as have been obtained under the Act and the insurance laws and regulations of New York and such as may be required under the blue sky laws of any jurisdiction and the securities laws of any jurisdiction outside the United States in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated in the Final USW Prospectus.

          (m) Neither the consummation by Enhance of any of the transactions contemplated herein nor the fulfillment of the terms hereof will violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (a) any order, law, treaty, rule, regulation or determination of any court, governmental agency or body (including, without limitation, any insurance regulatory agency or body), or arbitrator having jurisdiction over Enhance or any of the Subsidiaries (other than any violation of or conflict with any such order, law, treaty, rule, regulation or determination that would not in any manner adversely affect the sale of the Shares in the manner contemplated in the Final USW Prospectus or the execution and delivery of, and the performance by Enhance of its obligations under, this Agreement and would not have, singularly or in the aggregate with all such other violations or conflicts, a Material Adverse Effect), (b) the charter or by-laws of Enhance or any of the Subsidiaries or (c) the terms of any bond, debenture, note or any other evidence of indebtedness or any agreement, indenture, lease or other instrument to which Enhance or any Subsidiary is a party or by which any of them is bound or any of their respective properties is subject or which would result in the creation or imposition of any lien, charge or encumbrance upon any of their assets (other than any breach of or default under the terms of any such bond, debenture, note or other evidence of indebtedness or agreement, indenture, lease or other instrument that would not in any manner adversely affect the sale of the Shares in the manner contemplated in the Final USW Prospectus or the execution and delivery of, and the performance by Enhance of their obligations under, this Agreement and would not have, singularly or in the aggregate with all such other breaches or defaults, a Material Adverse Effect).

          (n) None of Enhance or any of the Subsidiaries is in violation of, in conflict with, in breach of or in default (or knows of an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (a) any order, law, treaty, rule, regulation or determination of any court, governmental agency or body (including, without limitation, any insurance regulatory agency or body), or arbitrator having jurisdiction over Enhance or any of the Subsidiaries (other than any violation of or conflict with any such order, law, treaty, rule, regulation or determination that would not adversely affect the sale of the Enhance Common Stock or the execution and delivery of, and the performance by Enhance of its obligations under, this Agreement and would not have, singularly or in the aggregate with all such other violations or conflicts, a Material Adverse Effect), (b) its charter or by-laws or (c) the terms of any bond, debenture, note or any other evidence of indebtedness or any agreement, indenture, lease or other instrument to which any of them is a party or by which any of them is bound or any of their respective properties is subject (other than any breach of or default under the terms of any such bond, debenture, note or other evidence of indebtedness or agreement, indenture, lease or other instrument that would not in any manner adversely affect the sale of the Shares or the execution and delivery of, and the performance by Enhance of its obligations under this Agreement and would not have, singularly or in the aggregate with all such other breaches or defaults, a Material Adverse Effect).

          (o) Enhance and each of the Subsidiaries has such permits, licenses, certificates and authorizations of governmental agencies or bodies (including, without limitation, any insurance regulatory agencies or bodies) as are necessary to own its properties and to conduct its business as described in the Enhance Registration Statement (except where the failure to have obtained such permits, licenses, certificates, and authorizations, singularly or in the aggregate, would not have a Material Adverse Effect) and there is no pending or, to the knowledge of Enhance, threatened, action, suit, proceeding or investigation that may lead to the revocation, termination or suspension of any such permit, license, certificate, or authorization (including, without limitation, any permit, license, certificate, or authorization from any insurance regulatory agency or body), the revocation, termination or suspension of which would have, singularly or in the aggregate with all other such revocations, terminations or suspensions, a Material Adverse Effect.

          (p) No relationship, direct or indirect, exists between or among any of Enhance or any affiliate of Enhance, on the one hand, and any director, officer, stockholder, customer or supplier of any of them, on the other hand, which is required by the Act or by the rules and regulations promulgated under the Act to be described in the Enhance Registration Statement or the Enhance Prospectus which is not so described or is not described as required.

          (q) Other than as described in the Enhance Prospectus or as would not have a Material Adverse Effect, all treaties and other arrangements to participate as a reinsurer of the types of risks described in the Enhance Prospectus to which Enhance or any of the Subsidiaries is a party are in full force and effect, and neither Enhance nor any of the Subsidiaries is in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein; none of Enhance or any of the Subsidiaries has received any notice from any of the other parties to such treaties, contracts or agreements that such other party intends not to perform such treaty, contract or agreement, and Enhance has no knowledge that any of the other parties to such treaties or arrangements will be unable to perform such treaty or arrangement; and, to the knowledge of Enhance, no change in any insurance laws or regulations is pending which, if made effective, would have, or would be reasonably likely to have, singularly or in the aggregate with all such changes, a Material Adverse Effect.

          (r) Other than as described in the Enhance Prospectus, there are no outstanding warrants, options or other agreements that constitute the right to receive or purchase any shares of capital stock of Enhance or any of the Subsidiaries and there are no restrictions upon the voting or transfer of, or the declaration or payment of any dividend or distribution on, any shares of capital stock of Enhance or any of the Subsidiaries.

          (s) Subsequent to the Enhance Effective Date, (A) there has been no change and there has arisen no condition that would, or would be reasonably likely to, singularly or in the aggregate with all such changes or conditions, have a Material Adverse Effect, (B) there have been no transactions entered into and no transactions are contemplated by Enhance or any of the Subsidiaries which are material, individually or in the aggregate with all such transactions, with respect to any of them and of a character required to be disclosed in the Enhance Registration Statement and (C) there has been no dividend or distribution of any kind declared, paid or made by Enhance on any class of its capital stock, other than ___________ [if quarterly dividend is declared or payable between Enhance Effective Date and Closing, specify].

          (t) None of Enhance or the Subsidiaries is an "investment company" or under the "control" of an "investment company," as such terms are defined under the Investment Company Act of 1940, as amended.

          (u) None of the employee benefit plans maintained at any time by Enhance or the trusts created thereunder has engaged in a "prohibited transaction" which could subject any such employee benefit plan or trust to a tax or penalty, the effect of which would likely result in a Material Adverse Effect; nor has any employee benefit plan maintained by Enhance or any Subsidiary nor has Enhance or any Subsidiary (A) incurred liability to the Pension Benefit Guaranty Corporation, other than for required insurance premiums which have been paid when due, or (B) incurred any accumulated funding deficiency, whether or not waived, except for any such liabilities or deficiencies which, individually or in the aggregate, would not result in a Material Adverse Effect.

          (v) The Enhance Common Stock is duly listed and admitted for trading on the New York Stock Exchange (the "NYSE").

          3. PURCHASE AND SALE. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, U S WEST agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from U S WEST, the number of DECS set forth opposite
that Underwriter's name on Schedule I hereto, at a price of $[   ] per DECS.

          (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, U S WEST hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 530,800 of the Option DECS at the same purchase price as the Underwriters shall pay for the Underwritten DECS. Said option may be exercised only to cover over-allotments in the sale of the Underwritten DECS by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Final USW Prospectus upon written or telegraphic notice by the Representative to U S WEST setting forth the number of the Option DECS as to which the several Underwriters are exercising the option and the settlement date. Delivery of certificates for the Option DECS, and payment therefor, shall be made as provided in Section 4 hereof. The number of the Option DECS to be purchased by each Underwriter shall be the same percentage of the total number of the Option DECS to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten DECS, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional Option DECS.

          4. DELIVERY AND PAYMENT. Delivery of and payment for the Underwritten DECS and the Option DECS (if the option provided for in Section 3(b) hereof shall have been exercised on or before the first business day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on ________, 1995, (or such later date not later than five business days after such specified date as the Representative shall designate) which date and time may be postponed by agreement between the Representative and U S WEST or as provided in Section 11 hereof (such date and time of delivery and payment for the DECS being herein called the "Closing Date"). Delivery of the DECS shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of U S WEST by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds. Delivery of the DECS shall be made at such location as the Representative shall reasonably designate at least one business day in advance of the Closing Date and payment for such DECS shall be made at the office of Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, New York. Certificates for the DECS shall be registered in such names and in such denominations as the Representative may request not less than three full business days in advance of the Closing Date.

          U S WEST agrees to have the DECS available for inspection, checking and packaging by the Representative in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

          If the option provided for in Section 3(b) hereof is exercised after the first business day prior to the Closing Date, U S WEST will deliver (at the expense of U S WEST) to the Representative at One New York Plaza, New York, New York, on the date specified by the Representative (which shall be within three business days after exercise of said option), certificates for the Option DECS in such names and denominations as the Representative shall have requested against payment of the purchase price thereof to or upon the order of U S WEST by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds. If settlement for the Option DECS occurs after the

Closing Date, U S WEST and Enhance will deliver to the Representative on the settlement date for the Option DECS, and the obligation of the Underwriters to purchase the Option DECS shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 7 hereof.

          5. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the DECS for sale to the public as set forth in the Final USW Prospectus.

          6. AGREEMENTS OF U S WEST. U S WEST agrees with the several Underwriters that:

          (a) U S WEST will use its best efforts to cause the USW Registration Statement, if not effective at the Execution Time, and any amendment thereof to become effective. Prior to the termination of the offering of the DECS, U S WEST will not file any amendment of the USW Registration Statement or supplement (including the Final USW Prospectus or any Preliminary Final USW Prospectus) to the Basic USW Prospectus unless U S WEST has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object unless U S WEST shall conclude in good faith that such filing is required by applicable law. Subject to the foregoing sentence, U S WEST will cause the Final USW Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. U S WEST will promptly advise the Representative (i) when the USW Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final USW Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the DECS, any amendment to the USW Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the USW Registration Statement or supplement to the Final USW Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the USW Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by U S WEST of any notification with respect to the suspension of the qualification of the DECS for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. U S WEST will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the DECS is required to be delivered under the Act, any event occurs as a result of which the Final USW Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the USW Registration Statement or supplement the Final USW Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, U S WEST promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 6, an amendment or supplement which will correct such statement or omission or effect such compliance.

          (c) As soon as practicable, U S WEST will make generally available to its security holders an earnings statement or statements of U S WEST and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) U S WEST will furnish to the Representative and counsel for the Underwriters, without charge, copies of the USW Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the USW Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Final USW Prospectus and the Final USW Prospectus and any supplement thereto as the Representative may reasonably request. U S WEST will pay the expenses of printing or other production of the USW Registration Statement, each Preliminary Final USW Prospectus and the Final USW Prospectus.

          (e) U S WEST will arrange for the qualification of the DECS and the Shares for sale under the laws of such jurisdictions as the Representative may designate and will maintain such qualifications in effect so long as required for the distribution of the DECS and the Shares; provided, however, that in connection therewith U S WEST shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.


          (f) U S WEST will not, for a period of 90 days following the Execution Time, without the prior written consent of the Representative, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of any shares of Enhance Common Stock or any securities convertible into, or exchangeable for, or warrants to acquire, shares of Enhance Common Stock (other than the DECS).

          (g) U S WEST confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, AN ACT RELATING TO DISCLOSURE OF DOING BUSINESS WITH CUBA, and U S WEST further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the USW Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Final USW Prospectus, if any, concerning U S WEST's business with Cuba or with any person or affiliate located in Cuba changes in any material way, U S WEST will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

          7. AGREEMENTS OF ENHANCE. Enhance agrees with the several Underwriters that:

          (a) Enhance will use its best efforts to cause the Enhance Registration Statement, if not effective at the Execution Time, and any amendment thereof to become effective. Prior to the termination of the offering of the Shares, Enhance will not file any amendment of the Enhance Registration Statement or supplement to the Enhance Prospectus unless Enhance has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object unless Enhance shall conclude in good faith that such filing is required by applicable law. Subject to the foregoing sentence, if the Enhance Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Enhance Prospectus is otherwise required under Rule 424(b), Enhance will cause the Enhance Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. Enhance will promptly advise the Representative (i) when the Enhance Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Enhance Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Shares, any amendment to the Enhance Registration Statement shall have been filed or become effective, (iv) if any request by the Commission for any amendment of the Enhance Registration Statement or supplement to the Enhance Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Enhance Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by Enhance of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. Enhance will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Enhance Common Stock is required to be delivered under the Act, any event occurs as a result of which the Enhance Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Enhance Registration Statement or supplement the Enhance Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, Enhance promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 7, an amendment or supplement which will correct such statement or omission or effect such compliance.

          (c) As soon as practicable, Enhance will make generally available to its security holders and to the Representative an earnings statement or statements of Enhance and its Subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) Enhance will furnish to the Representative and counsel for the Underwriters, without charge, signed copies of the Enhance Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Enhance Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Enhance Prospectus and the Enhance Prospectus and any supplement thereto as the Representative may reasonably request. Enhance will pay the expenses of printing or other production of the Enhance Registration Statement, each Preliminary Enhance Prospectus and the Enhance Prospectus.

          (e) Enhance will cooperate with U S WEST for purposes of the qualification of the DECS and the Shares for sale under the laws of such jurisdictions as the Representative may designate and will maintain such qualifications in effect so long as required for the distribution of the DECS and the Shares.

          (f) Enhance will not, for a period of 90 days following the Execution Time, without the prior written consent of the Representative, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, (i) any shares of common stock or any securities convertible into, or exchangeable for, shares of common stock (other than the Shares in connection with the offering by U S WEST of the DECS); PROVIDED, HOWEVER, that Enhance may sell Enhance Common Stock or grant options to purchase the same, in either case, pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of Enhance in effect at the Execution Time and Enhance may issue Enhance Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time.

          (g) Enhance confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, AN ACT RELATING TO DISCLOSURE OF DOING BUSINESS WITH CUBA, and Enhance further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Enhance Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Enhance Prospectus, if any, concerning Enhance's business with Cuba or with any person or affiliate located in Cuba changes in any material way, Enhance will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

          (h) Enhance will furnish the Trustee in sufficient quantities for transmission to holders of the DECS Enhance's annual report to shareholders and reports on Forms 10-K and 10-Q as soon as practicable after such reports are required to be filed with the Commission.

          (i) Enhance will take such actions as may be reasonably necessary to comply with the rules and regulations of the NYSE in respect of the offering of the Shares contemplated hereby.

          8. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the DECS shall be subject to the accuracy of the representations and warranties on the part of U S WEST and Enhance contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 4 hereof, to the accuracy of the statements of U S WEST and Enhance made in any certificates pursuant to the provisions hereof, to the performance by U S WEST and Enhance of their respective obligations hereunder and to the following additional conditions:

          (a) If the USW Registration Statement or the Enhance Registration Statement has not become effective prior to the Execution Time, unless the Representative agrees in writing to a later time, such Registration Statement will become effective not later than (i) 6:00 PM, New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM, New York City time, on such date or (ii) 12:00 Noon, New York City time, on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM, New York City time, on such date; if filing of the Final USW Prospectus or the Enhance Prospectus, or any supplements thereto, is required pursuant to Rule 424(b), such Prospectuses, and any such supplements, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the USW Registration Statement or the Enhance Registration Statements shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) U S WEST shall have furnished to the Representative the opinion of Stephen E. Brilz, Esq., Senior Counsel of U S WEST, dated the Closing Date, to the effect that:

          (i) U S West has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is organized, with full corporate power and authority to own its properties and conduct its business as described in the Final USW Prospectus;

          (ii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the distribution of the DECS and the Shares by U S WEST and such other approvals (specified in such opinion) as have been obtained; and

          (iii) to the best knowledge of such counsel, U S WEST has good and marketable title to the Shares and owns such Shares free and clear of all liens, encumbrances, equities and claims.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Colorado, the State of Delaware or the United States, to the extent such counsel deems proper and specified in such opinion, the State of Delaware, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of U S WEST and public officials. References to the Final USW Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

          (c) U S WEST shall have furnished to the Representative the opinion of Weil, Gotshal & Manges, counsel for U S WEST, dated as of the Closing Date, to the effect that:

          (i) U S WEST has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Final USW Prospectus;

          (ii) the Indenture has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act, and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a legal, valid and binding instrument enforceable against U S WEST in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect); and the DECS have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement will constitute legal, valid and binding obligations of U S WEST entitled to the benefits of the Indenture;

          (iii) the USW Registration Statement was declared effective under the Act; any required filing of the Basic USW Prospectus, any Preliminary Final USW Prospectus and the Final USW Prospectus, and of any supplements thereto, pursuant to Rule

     424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the USW Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened;

          (iv) this Agreement has been duly authorized, executed and delivered by U S WEST; and

          (v) The statements in the Basic USW Prospectus under the heading "Description of Debt Securities" and the statements in the Final USW Prospectus under the heading "Description of the DECS", insofar as such statements constitute a summary of certain provisions of the Indenture and the DECS, are accurate in all material respects.

          In addition, such counsel shall state that it has participated in conferences with officers and other representatives of U S WEST, representatives of the independent public accountants for U S WEST and representatives of the Underwriters and counsel for the Underwriters, at which conferences the contents of the USW Registration Statement and the Final USW Prospectus and related matters were discussed; such counsel has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the USW Registration Statement and the Final USW Prospectus, except for the statements in the Basic USW Prospectus under the heading "Description of Debt Securities" and the statements in the Final USW Prospectus under the heading "Description of the DECS"; however, based upon such counsel's participation in the aforesaid conferences, no facts have come to its attention which lead it to believe that the USW Registration Statement, as of the USW Effective Date, and the Final USW Prospectus (other than the financial statements and other financial, statistical, accounting and operating (as described below) information contained therein, the Enhance Prospectus and exhibit 25 to the USW Registration Statement, as to which such counsel need express no opinion) did not comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; and such counsel has no reason to believe that at the Effective Date the USW Registration Statement (other than the financial statements and schedules and other financial, accounting and operating (as described below) information included therein, the Enhance Prospectus and exhibit 25 to the USW Registration Statement) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements included therein not misleading or that, as of the date thereof or on the Closing Date, the Final USW Prospectus (other than the financial statements and schedules and other financial, accounting and operating (as described below) information included therein, the Enhance Prospectus and exhibit 25 to the USW Registration Statement) includes or included any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements included therein, in the light of the circumstances under which they were made, not misleading. For purposes of this paragraph, the phrase "operating information" means information of the type included in the Final USW Prospectus in the second through fifth line items under the caption "Summary Financial Data - Operating Data."

          (d) The Representative shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the DECS, the Indenture, the USW Registration Statement, the Final USW Prospectus (together with any supplement thereto), the Enhance Common Stock, the Enhance Registration Statement, the Enhance Prospectus (together with any supplement thereto) and other related matters as the Representative may reasonably require, and U S WEST and Enhance shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (e) Enhance shall have furnished to the Representative the opinion of Samuel Bergman, Esq., corporate counsel for Enhance, dated as of the Closing Date, to the effect that:

          (i) each of Enhance and the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Enhance Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, except where the failure to qualify would not have a material adverse effect on Enhance and the Subsidiaries, taken as a whole;

          (ii) all the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Enhance Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned by Enhance either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

          (iii) Enhance's authorized equity capitalization is as set forth in the Enhance Prospectus; the Shares are duly listed and admitted for trading on the NYSE; the Enhance Common Stock conforms in all material respects to the description thereof contained in the Enhance Prospectus; the outstanding shares of Enhance Common Stock (including the Shares) have been duly and validly authorized and issued and are fully paid and non-assessable; the certificates for the Shares are in valid and sufficient form;

          (iv) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving Enhance or any of its subsidiaries of a character required to be disclosed in the Enhance Registration Statement which is not adequately disclosed in the Enhance Prospectus, and there is no franchise, contract or other document of a character required to be described in the Enhance Registration Statement or Enhance Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements in the Enhance Prospectus under the headings "Certain Relationships and Related Transactions" and "Legal Matters" and in Item 11 of Enhance's Annual Report on Form 10-K for 1994 fairly summarize the matters therein described;

          (v) the Enhance Registration Statement has become effective under the Act; any required filing of the Enhance Prospectus, and of any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Enhance Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Enhance Registration Statement and the Enhance Prospectus (other than the financial statements and other financial information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; and such counsel has no reason to believe that at the Effective Date the Enhance Registration Statement (other than the financial statements and other financial information included therein as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Enhance Prospectus (other than the financial statements and other financial information included therein as to which such counsel need express no opinion) includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (vi) this Agreement has been duly authorized, executed and delivered by Enhance;

          (vii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by Enhance of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the DECS by the Underwriters and the distribution of the Shares pursuant to the terms of the DECS and such other approvals (specified in such opinion) as have been obtained;

          (viii) neither the sale of the Enhance Common Stock, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of Enhance or the terms of any indenture or other agreement or instrument known to such counsel and to which Enhance or any of its subsidiaries is a party or bound or any judgment, order or decree known to such counsel to be applicable to Enhance or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over Enhance or any of its subsidiaries; and

          (ix) No holders of securities of Enhance, other than U S WEST and holders that have previously waived their rights, have rights to the registration of Enhance Common Stock under the Enhance Registration Statement.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the United States, to the extent he deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of Enhance and public officials. References to the Enhance Prospectus in this paragraph (e) include any supplements thereto at the Closing Date.

          (f) U S WEST shall have furnished to the Representative a certificate of U S WEST, signed by the acting Executive Vice President and Chief Financial Officer of U S WEST, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the USW Registration Statement, the Final USW Prospectus, any supplements to the Final USW Prospectus and this Agreement and that to the best of his knowledge after reasonable investigation:

          (i) the representations and warranties of U S WEST in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and U S WEST has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

          (ii) no stop order suspending the effectiveness of the USW Registration Statement has been issued and no proceedings for that purpose have been instituted or, to U S WEST's knowledge, threatened; and

          (iii) since the date of the most recent financial statements included in the Final USW Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the financial position or results of operations of U S WEST and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final USW Prospectus (exclusive of any supplement thereto).

          (g) Enhance shall have furnished to the Representative a certificate of Enhance, signed by the Chairman of the Board, the President or an Executive Vice President and the principal financial or accounting officer of Enhance, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Enhance Registration Statement, the Enhance Prospectus, any supplements to the Enhance Prospectus and this Agreement and that:

          (i) the representations and warranties of Enhance in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and Enhance has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

          (ii) no stop order suspending the effectiveness of the Enhance Registration Statement has been issued and no proceedings for that purpose have been instituted or, to Enhance's knowledge, threatened; and

          (iii) since the date of the most recent financial statements included in the Enhance Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of Enhance and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Enhance Prospectus (exclusive of any supplement thereto).

          (h) At the Execution Time and at the Closing Date, Coopers & Lybrand L.L.P., accountants for U S WEST, shall have furnished to the Representative a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representative, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

          (i) in their opinion the audited financial statements and financial statement schedules included or incorporated in the USW Registration Statement and the Final USW Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

          (ii) on the basis of a reading of the latest unaudited financial statements made available by the USW and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the shareholders, directors and executive, finance, audit committees of U S WEST and its subsidiaries; and inquiries of certain officials of U S WEST who have responsibility for financial and accounting matters of U S WEST and its subsidiaries as to transactions and events subsequent to December 31, 1994, nothing came to their attention which caused them to believe that:

               (1) any unaudited financial statements included or incorporated in the USW Registration Statement and the Final USW Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; or said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the USW Registration Statement and the Final USW Prospectus; or

               (2) with respect to the period subsequent to June 30, 1995, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the capital stock of U S WEST, or any increase in the consolidated long-term debt of U S WEST and its subsidiaries, or decreases in consolidated net current assets or net assets as compared with the amounts shown on the June 30, 1995 consolidated balance sheet included or incorporated in the USW Registration Statement and the Final USW Prospectus, or for the period from July 1, 1995 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in consolidated revenues, net income or net income per share of U S WEST and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by U S WEST as to the significance thereof unless said explanation is not deemed necessary by the Representative;

          (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of U S WEST and its subsidiaries) set forth or incorporated in the USW Registration Statement and the Final USW Prospectus and in Exhibit 12 to the USW Registration Statement, agrees with the accounting records of U S WEST and its subsidiaries, excluding any questions of legal interpretation.

References to the Final USW Prospectus in this paragraph (h) include any supplement thereto at the date of the letter.

          (i) At the Execution Time and at the Closing Date, Deloitte & Touche, accountants for Enhance, shall have furnished to the Representative a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representative, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

          (i) in their opinion the audited financial statements and financial statement schedules included or incorporated in the Enhance Registration Statement and the Enhance Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

          (ii) on the basis of a reading of the latest unaudited financial statements made available by Enhance and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and committees of Enhance and its subsidiaries; and inquiries of certain officials of Enhance who have responsibility for financial and accounting matters of Enhance and its subsidiaries as to transactions and events subsequent to December 31, 1994, nothing came to their attention which caused them to believe that:

               (1) any unaudited financial statements included or incorporated in the Enhance Registration Statement and the Enhance Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; or said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Enhance Registration Statement and the Enhance Prospectus; or

               (2) with respect to the period subsequent to June 30, 1995, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the capital stock of Enhance and its consolidated subsidiaries, or any decreases in consolidated total assets, stockholders' equity, investments, increases in long-term debt or liability for losses or loss adjustment expenses of Enhance as compared with the amounts shown on the June 30, 1995 consolidated balance sheet included or incorporated in the Enhance Registration Statement and the Enhance Prospectus, or for the period from July 1, 1995 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in consolidated total revenues, pretax operating income, net income or in the total or per-share amounts of net income, gross premiums written, net premiums written, net investment income, or increases in losses and loss adjustment expenses, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by Enhance as to the significance thereof unless said explanation is not deemed necessary by the Representative.

          (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of Enhance and its subsidiaries) set forth or incorporated in the Enhance Registration Statement and the Enhance Prospectus, agrees with the accounting records of Enhance and its subsidiaries, excluding any questions of legal interpretation.

References to the Enhance Prospectus in this paragraph (i) include any supplement thereto at the date of the letter.

          (j) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in each of the USW Registration Statement and the Enhance Registration Statements (exclusive of any amendment thereof) and each of the Final USW Prospectus and the Enhance Prospectus (exclusive of any supplement thereto), there shall not have been any change, or any development involving a prospective change, in or affecting the business or properties of either U S WEST or Enhance and their respective subsidiaries, taken as a whole, the effect of which is, in the judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the DECS as contemplated by the USW Registration Statement (exclusive of any amendment thereof) and the Final USW Prospectus (exclusive of any supplement thereto).

          (k) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of U S WEST's or Enhance's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change; it is understood by the parties that as of the Execution Time the outlook for the rating of U S WEST debt securities, according to Standard & Poor's Corporation [and Moody's Investors Service, Inc.], is "negative".

          (l) Prior to the Closing Date, each of U S WEST and Enhance shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

          If any of the conditions specified in this Section 8 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representative and counsel for the

Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to U S WEST and Enhance in writing or by telephone or telegraph confirmed in writing.

          9. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the sale of the DECS provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 8 hereof is not satisfied, because of any termination pursuant to Section 12 hereof or because of any refusal, inability or failure on the part of U S WEST or Enhance to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, U S WEST will reimburse the Underwriters severally upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the DEC. The Underwriters agree to pay such expenses, fees and disbursements in any other event. In no event will U S WEST be liable to any of the Underwriters for damages on account of loss of anticipated profits.

          10. INDEMNIFICATION AND CONTRIBUTION. (a) U S WEST agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the USW Registration Statement as originally filed or in any amendment thereof, or in the Basic USW Prospectus, any Preliminary Final USW Prospectus or the Final USW Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that U S WEST will not be liable under the indemnity agreement in this subsection (a) to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the USW Registration Statement as originally filed or in any amendment thereof, or in the Basic USW Prospectus, any Preliminary Final USW Prospectus or the Final USW Prospectus, or in any amendment thereof or supplement thereto in reliance upon and in conformity with written information furnished to U S WEST or Enhance by or on behalf of any Underwriter through the Representative specifically for inclusion therein or in reliance and in conformity with the Statement of Eligibility of the Trustee; PROVIDED, FURTHER, that U S WEST will not be liable under the indemnity agreement in this subsection (a) to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the USW Registration Statement as originally filed or in any amendment thereof, or in the Basic USW Prospectus, any Preliminary Final USW Prospectus or the Final USW Prospectus, or in any amendment thereof or supplement thereto in reliance upon and in conformity with written information furnished to U S WEST by Enhance specifically for inclusion therein (including the information contained in any Preliminary Enhance Prospectus or Enhance Prospectus included in any such document (other than information contained in or omitted from any such Preliminary Enhance Prospectus or Enhance Prospectus in reliance on and conformity with information furnished to Enhance by U S WEST specifically for inclusion therein)); and PROVIDED, FURTHER that U S WEST shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to the Preliminary Final USW Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold DECS to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Final USW Prospectus (excluding documents incorporated by reference), as the case may be, or of the Final USW Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act and where U S WEST has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Final Preliminary USW Prospectus and corrected in the Final USW Prospectus (excluding documents incorporated by reference) or in the Final USW Prospectus as then amended or supplemented (excluding documents incorporated by reference). This indemnity agreement will be in addition to any liability which U S WEST may otherwise have.

          (b) U S WEST agrees to indemnify and hold harmless Enhance, each of its directors, each of its officers who signs the Enhance Registration Statement, and each person who controls Enhance within the meaning of either the Act or the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Enhance Registration Statement as originally filed or in any amendment thereof, or in the Preliminary Enhance Prospectus or the Enhance Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission is made in reliance upon and in conformity with written information furnished in writing to Enhance by U S WEST specifically for inclusion therein, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnity agreement shall be in addition to any liability which U S WEST may otherwise have.

          (c) Enhance agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act and Enhance agrees to indemnify and hold harmless U S WEST, the directors, officers, employees and agents of U S WEST, and each person who controls U S WEST within the meaning of either the Act or the Exchange Act, in either case, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (i) the Enhance Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Enhance Prospectus or the Enhance Prospectus, or in any amendment thereof or supplement thereto, or (ii) the USW Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Final USW Prospectus or the Final USW Prospectus, or in any amendment thereto or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in the documents referred to in clause (i) or (ii) above a material fact required to be stated in the documents referred to in clause (i) or (ii) above or necessary to make the statements therein not misleading, but in the case of the documents referred to clause (ii) only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished in writing to U S WEST by Enhance specifically for inclusion therein (including the information contained in any Preliminary Enhance Prospectus or Enhance Prospectus included in any such document (other than information contained in or omitted from any such Preliminary Enhance Prospectus or Enhance Prospectus in reliance on and conformity with information furnished to Enhance by U S WEST specifically for inclusion therein)), and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that Enhance will not be liable under the indemnity agreement in this subsection (c) to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the documents referred to in clause (i) above in reliance upon and in conformity with written information furnished to Enhance by or on behalf of any Underwriter through the Representative specifically for inclusion therein; PROVIDED, FURTHER that Enhance shall not be liable under the indemnity agreement in this subsection (c) to the extent that any such loss, claim, damage or liability arises out of or is based on any such untrue statement or alleged untrue statement or omission or alleged omission made in the documents referred to in clause (i) above in reliance upon and in conformity with written information furnished to Enhance by U S WEST specifically for inclusion therein; and PROVIDED, FURTHER Enhance shall not be liable to any Underwriter under the indemnity agreement in this subsection (c) with respect to the

Preliminary Enhance Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold DECS to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Enhance Prospectus (excluding documents incorporated by reference) or of the Enhance Prospectus as then amended or supplemented (excluding documents incorporated by reference), as the case may be, in any case where such delivery is required by the Act and where Enhance has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Enhance Prospectus and corrected in the Enhance Prospectus (excluding documents incorporated by reference) or in the Enhance Prospectus as then amended or supplemented (excluding documents incorporated by reference). This indemnity agreement will be in addition to any liability which Enhance may otherwise have.

          (d) Each Underwriter severally agrees to indemnify and hold harmless U S WEST, each of its directors, each of its officers who signs the USW Registration Statement, and each person who controls U S WEST within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity in subsection (a) from U S WEST to each Underwriter, but only with reference to written information furnished to U S WEST by or on behalf of such Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. U S WEST acknowledges that the statements set forth in the last paragraph of the cover page, in the last paragraph of the inside cover page and under the heading "Plan of Distribution" in any Preliminary Final USW Prospectus or the Final USW Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representative, confirm that such statements are correct.

          (e) Each Underwriter severally agrees to indemnify and hold harmless Enhance and U S WEST, each of their respective directors, each of their respective officers who signs the Enhance Registration Statement or the USW Registration Statement, respectively, and each person who controls Enhance or U S WEST within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity in subsection (c) from Enhance to each Underwriter and U S WEST, but only with reference to written information relating to such Underwriter furnished to Enhance or U S WEST by or on behalf of such Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. Enhance acknowledges that the statements set forth in the first paragraph of the inside cover page and under the heading "Plan of Distribution" in any Preliminary Enhance Prospectus or the Enhance Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representative, confirm that such statements are correct.

          (f) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from any liability under paragraphs (a), (b), (c), (d) or (e) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a), (b), (c), (d) or (e) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to the indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party (except as set forth below) under this Section 10 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the indemnifying party's election to assume the defense of an action pursuant to the immediately preceding sentence, the indemnified party shall have the right to employ one separate counsel (including, to the extent necessary, local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party or
(ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action (so long as such failure to employ counsel is not the result of an unreasonable determination by the indemnified party that counsel selected pursuant to the immediately preceding sentence is unsatisfactory). The indemnifying party or parties shall not be liable under this Agreement with respect to any settlement made by any indemnified party or parties without prior written consent (not to be unreasonably withheld) by the indemnifying party or parties to such settlement.

          (g)  In the event that the indemnity provided in paragraphs (a), (b),
(c), (d) or (e) of this Section 10 is unavailable to or insufficient to hold harmless an indemnified party for any reason, U S WEST, Enhance and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which U S WEST,

Enhance and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by U S WEST, Enhance and the Underwriters from the offering of the DECS; PROVIDED, HOWEVER, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the DECS) be responsible for any amount in excess of the product of (i) the total Losses and (ii) the percentage (expressed as a decimal) that the aggregate underwriting discount applicable to the DECS purchased by such Underwriter hereunder bears to the aggregate initial public offering price of such DECS. If the allocation provided by the immediately preceding sentence is unavailable for any reason, U S WEST, Enhance and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of U S WEST, Enhance and the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative benefits received by U S WEST or Enhance on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by U S WEST, and the total underwriting discounts and commissions, respectively, in each case as set forth on the cover page of the Final USW Prospectus and, as between Enhance and the Underwriters, Enhance shall be deemed for this purpose to have received such total net proceeds as received by U S WEST. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by U S WEST and Enhance on the one hand or the Underwriters on the other. U S WEST, Enhance and the Underwriters agree that it would not be just and equitable if contribution were determined by PRO RATA allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (g), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls U S WEST or Enhance within the meaning of either the Act or the Exchange Act, each officer of U S WEST or Enhance who shall have signed the Registration Statement and each director of U S WEST or Enhance shall have the same rights to contribution as U S WEST or Enhance, subject in each case to the applicable terms and conditions of this paragraph (g).

          11. DEFAULT BY AN UNDERWRITER. If any one or more Underwriters shall fail to purchase and pay for any of the DECS agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of DECS set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of DECS set forth opposite the names of all the remaining Underwriters) the DECS which the defaulting Underwriter or Underwriters agreed but failed to purchase;

PROVIDED, HOWEVER, that in the event that the aggregate principal amount of DECS which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of DECS set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the DECS, and if such nondefaulting Underwriters do not purchase all the DECS, this Agreement will terminate without liability to any nondefaulting Underwriter, U S WEST or Enhance. In the event of a default by any Underwriter as set forth in this Section 11, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representative shall determine in order that the required changes in the USW or Enhance Registration Statement and the Final USW or Enhance Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to U S WEST, Enhance and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          12. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to U S WEST and Enhance prior to delivery of and payment for the DECS, if prior to such time (i) trading in U S WEST's or Enhance's common stock shall have been suspended by the Commission or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared by either Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis, the effect of which on financial markets of the United States is such as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offering or delivery of the DECS as contemplated by the Final USW Prospectus (exclusive of any supplement thereto).

          13. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of U S WEST and Enhance or their respective officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, U S WEST or Enhance or any of the officers, directors or controlling persons referred to in Section 10 hereof, and will survive delivery of and payment for the DECS. The provisions of Sections 9 and 10 hereof shall survive the termination or cancellation of this Agreement.

          14. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telegraphed and confirmed to it at Seven World Trade Center, New York, New York 10048; if sent to U S WEST, will be mailed, delivered or telegraphed and confirmed to it at 7800 Orchard Road, Englewood, Colorado 80111, attention of the Legal Department; or if sent to Enhance, will be mailed, delivered, telegraphed and confirmed to it at 335 Madison Avenue, 25th Floor, New York, New York 10017, Attention: Samuel Bergman, Esq.

          15. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 10 hereof, and no other person will have any right or obligation hereunder.

          16. APPLICABLE LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among U S WEST, Enhance and the several Underwriters.

                         Very truly yours,

                         U S WEST Inc.


                         By: ____________________________
                               Name:
                               Title:

                         Enhance Financial Services Group Inc.


                         By:_____________________________
                              Name:
                              Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Brothers Inc

By:
     ___________________________
            Vice President

For itself and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

                                   SCHEDULE I

                                              Amount of
                                          Underwritten DECS
Underwriter                                to be Purchased
-----------                            -----------------------
Salomon Brothers Inc . . . . . . . .          4,900,000

                                       -----------------------

          Total. . . . . . . . . . .          4,900,000
                                       -----------------------
                                       -----------------------